Exhibt 99.1

Berkshire Hills Reports First Quarter 2024 Results

Announces $362 Million Securities Sale

•	First quarter loss of $20 million, ($0.47) per share
•	Operating income of $21 million, $0.49 per share
•	Securities sale of $362 million resulted in a $49.9 million net non-operating loss ($0.89 per share after-tax)
•	Net loan charge-offs were 18 basis points annualized
•	TCE ratio of 8.2% and CET1 ratio of 11.6%; tangible book value per share of $22.84

BOSTON, April 18, 2024 - Berkshire Hills Bancorp, Inc. (NYSE: BHLB) today reported results for the first quarter of 2024. These results along with comparison periods are summarized below:

	Three Months Ended
($ in millions, except per share data)	Mar. 31, 2024	Dec. 31, 2023	Mar. 31, 2023
Net (loss) income	$(20.2)	$(1.4)	$27.6
Per share	(0.47)	(0.03)	0.63
Operating earnings[1]	20.9	20.2	27.6
Per share	0.49	0.47	0.63

Net interest income, non FTE	$88.1	$88.4	$97.5
Net interest income, FTE	90.1	90.4	99.4
Net interest margin, FTE	3.15%	3.11%	3.58%
Non-interest income	(32.6)	(8.4)	16.6
Operating non-interest income[1]	17.3	16.7	16.6

Non-interest expense	$76.0	$79.0	$72.0
Operating non-interest expense[1]	72.4	75.3	72.0
Efficiency ratio[1]	66.3%	67.8%	59.5%

Average balances[2]
Loans	$9,059	$8,990	$8,515
Deposits	9,978	9,936	9,676

Period-end balances[2]
Loans	9,144	9,040	8,682
Deposits	10,368	10,633	10,068

1. See non-GAAP financial measures and reconciliation to GAAP measures beginning on page 12. 1Q24 operating non-interest income excludes $49.9 million securities loss ($38.3 million after-tax, or $0.89 per share). Operating non-interest expense excludes $3.6 million branch sale costs ($2.8 million after-tax, or $0.07 per share).

2. Loans and deposits include balances held for sale in branch transaction of $18 million and $149 million respectively (average), and $58 million and $485 million (end of period).

Berkshire CEO Nitin Mhatre stated, “We had a solid start to the year, increasing operating earnings, growing loans, and maintaining solid asset quality and capital strength. In March, we announced the planned sale of ten branches which will enhance efficiency and profitability, while strengthening our focus in core New York markets. In anticipation of completing the branch sale in the third quarter, we sold lower yielding investment securities, resulting in a non-operating charge. During the quarter, we announced key hires bolstering Berkshire’s commercial and private banking teams. Newsweek magazine also ranked Berkshire as one of the top 10 most trusted banks in America, recognizing our commitment to integrity, respect, and transparency as a trusted client advisor and financial partner.”

CFO David Rosato added, “First quarter operating earnings were $20.9 million, increasing $744 thousand linked quarter. We sold $362 million in securities, resulting in a $49.9 million non-operating charge ($38.3 million after-tax, or $0.89 per share). Net interest margin of 3.15 percent increased 4 basis points including the benefit of the 4Q23 securities sales. Operating non-interest income increased $636 thousand linked quarter. Reflecting our focus on expense management, non-interest expense decreased $3.0 million linked quarter on a GAAP basis and $2.9 million on an operating basis. Non-operating expenses of $3.6 million ($2.8 million after-tax, or $0.07 per share) were related to the branch sale. Total shareholders’ equity was not impacted by the securities sale and the common equity Tier 1 ratio remained a healthy 11.6 percent at period-end.”

	As of and For the Three Months Ended
	Mar. 31, 2024	Dec. 31, 2023	Mar. 31, 2023
Asset Quality
Net loan charge-offs to average loans	0.18%	0.20%	0.32%
Non-performing loans to total loans	0.24%	0.24%	0.31%

Returns
Return on average assets	(0.69)%	(0.05)%	0.96%
Operating return on average assets[1]	0.71%	0.68%	0.95%
Return on tangible common equity[1]	(7.73)%	(0.24)%	11.96%
Operating return on tangible common equity[1]	8.73%	8.90%	11.96%

Capital Ratios[2]
Tangible common equity/tangible assets[1]	8.2%	8.0%	7.9%
Tier 1 leverage	9.5%	9.6%	9.9%
Common equity Tier 1	11.6%	12.0%	12.1%
Tier 1 risk-based	11.8%	12.3%	12.4%
Total risk-based	14.0%	14.4%	14.4%

1. See non-GAAP measures and reconciliation to GAAP beginning on page 12. All performance ratios are annualized and are based on average balance sheet amounts, where applicable.

2. Presented as estimated for March 31, 2024 and actual for the remaining periods.

Berkshire Hills Bancorp, Inc. (NYSE: BHLB) is the parent company of Berkshire Bank, a relationship-driven, community-focused bank with $12.1 billion in assets and 96 financial centers in New England and New York. Berkshire is headquartered in Boston and offers commercial, retail, wealth, and private banking solutions.

1Q 2024 Financial Highlights

Income Statement

•	GAAP loss of $20.2 million, or $(0.47) per share.
○	Operating earnings totaled $20.9 million, or $0.49 per share.
•	Net interest income totaled $88.1 million in 1Q24 compared to $88.4 million in 4Q23.
○	One less calendar day in 1Q24 (1% decrease in net interest income).
•	Net interest margin increased 4 basis points from 4Q23 to 3.15% reflecting the benefit of securities sales and reduction of higher cost borrowings.
○	The earning asset yield increased 18 basis points.
•	The loan yield increased 7 basis points.
○	The cost of funds increased 13 basis points.
•	The cost of deposits increased 18 basis points.
•	Provision for credit losses on loans totaled $6.0 million.
○	Allowance for credit losses on loans increased $2.0 million.
○	Net loan charge-offs totaled $4.0 million.
○	Net annualized loan charge-off ratio of 0.18%, down sequentially for last five quarters.
•	Operating non-interest income totaled $17.3 million in 1Q24 excluding the $49.9 million net loss on sale of AFS securities, compared to $16.7 million in 4Q23 excluding the $25.1 million loss on sale of AFS securities.
○	The tax credit amortization charge included in other non-interest income decreased $1.9 million linked quarter due to a change in accounting method (with offsetting increase in income tax expense).
○	Deposit related fee revenue decreased $176 thousand.
○	Loan related fees increased $605 thousand primarily due to higher swap revenue.
○	Gain on SBA loan sales decreased $683 thousand.
○	Wealth management revenue increased $490 thousand. At March 31, 2024, wealth assets under management were $1.5 billion.
○	Other non-interest income increased $1.3 million.
•	Non-interest expense in 1Q24 totaled $76.0 million on a GAAP basis and $72.4 million on an operating basis. These measures were $79.0 million and $75.3 million in 4Q23.
○	Non-operating expense totaled $3.6 million in 1Q24, and was related to the pending branch sale.
○	Compensation and benefits expense increased $640 thousand.
○	Occupancy and equipment expense increased $145 thousand.
○	Technology and communications expense decreased $1.4 million.
○	Professional services expense decreased $741 thousand.
○	Other non-interest expense decreased $1.5 million.
○	The efficiency ratio was 66.3% for 1Q24 compared to 67.8% for 4Q23.
•	Income tax expense was a benefit of $6.3 million in 1Q24 and the effective tax rate was 23.8%.

Loans

•	Commercial real estate loans totaled $4.6 billion at March 31, 2024, a $67 million increase from December 31, 2023.
○	Average commercial real estate loans totaled $4.6 billion in 1Q24, an $84 million increase from 4Q23.
•	Commercial and industrial loans totaled $1.4 billion at March 31, 2024, a $32 million increase from December 31, 2023.
○	Average commercial and industrial loans totaled $1.4 billion in 1Q24, a $12 million decrease from 4Q23.
•	Residential mortgage loans totaled $2.7 billion at March 31, 2024, a $4 million increase from December 31, 2023.
○	Average residential mortgage loans totaled $2.7 billion in 1Q24, a $12 million increase from 4Q23.
•	Consumer loans totaled $430 million at March 31, 2024, a $57 million decrease from December 31, 2023.
○	Average consumer loans totaled $465 million in 1Q24, a $33 million decrease from 4Q23.
•	Loans held for sale in conjunction with the planned branch sale totaled $58 million at March 31, 2024, and consisted primarily of consumer and residential mortgage loans.
○	Average loans held for sale in conjunction with the planned branch sale totaled $18 million based on the March 4, 2024 branch sale agreement date.
•	Non-performing loans to total loans was 0.24% at March 31, 2024, unchanged from December 31, 2023.
•	The allowance for credit losses to total loans was 1.18% at March 31, 2024, compared to 1.17% at December 31, 2023.

Deposits

•	Non-interest bearing deposits totaled $2.3 billion at March 31, 2024, a $207 million decrease from December 31, 2023.
○	Average non-interest bearing deposits totaled $2.3 billion in 1Q24, a $140 million decrease from 4Q23.
•	Time deposits totaled $2.4 billion at March 31, 2024, a $281 million decrease from December 31, 2024.
○	Average time deposits totaled $2.6 billion in 1Q24, a $3 million increase from 4Q23.
•	Deposits held for sale in conjunction with the planned branch sale totaled $485 million at March 31, 2024.
○	Average deposits held for sale totaled $149 million in 1Q24 based on the March 4, 2024 sale agreement date.

1Q 2024 Corporate Responsibility and Sustainability Highlights

•	Berkshire was named one of the Most Trustworthy Companies in America 2024 by Newsweek magazine.

•	The Company released its 2023 Sustainability Report highlighting all that Berkshire is doing to be a responsible, equitable and sustainable bank while elevating its client experience and community impact.

•	Berkshire maintained its top quartile environmental, social and governance performance in the banking sector.

Conference Call and Investor Presentation. Berkshire will conduct a conference call/webcast at 9:00 a.m. eastern time on Thursday, April 18, 2024 to discuss results for the quarter and provide guidance about expected future results. Instructions for listening to the call may be found at the Company’s website at ir.berkshirebank.com. Additional materials relating to the call may also be accessed at this website. The call will be archived at the website and will be available for an extended period of time.

Forward Looking Statements: This document contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. You can identify these statements from the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “remain,” “target” and similar expressions. There are many factors that could cause actual results to differ significantly from expectations described in the forward-looking statements. For a discussion of such factors, please see Berkshire’s most recent reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission and available on the SEC’s website at www.sec.gov. You should not place undue reliance on forward-looking statements, which reflect our expectations only as of the date of this document. Berkshire does not undertake any obligation to update forward-looking statements.

INVESTOR CONTACT

Kevin Conn

Investor Relations

617.641.9206

kaconn@berkshirebank.com

MEDIA CONTACT

Gary Levante

Corporate Communications

413.447.1737

glevante@berkshirebank.com

SELECTED FINANCIAL HIGHLIGHTS (1)

	At or for the Quarters Ended
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2024	2023	2023	2023	2023
NOMINAL AND PER SHARE DATA
Net (loss)/earnings per common share, diluted	$(0.47)	$(0.03)	$0.45	$0.55	$0.63
Operating earnings per common share, diluted (2)(3)	0.49	0.47	0.50	0.55	0.63
Net (loss)/income, (thousands)	(20,188)	(1,445)	19,545	23,861	27,637
Operating net income, (thousands) (2)(3)	20,934	20,190	21,516	23,878	27,608
Net interest income, (thousands) non FTE	88,140	88,421	90,334	92,759	97,533
Net interest income, FTE (5)	90,146	90,442	92,314	94,721	99,441
Total common shares outstanding, end of period (thousands)	43,415	43,501	43,822	44,033	44,411
Average diluted shares, (thousands)	43,028	43,101	43,347	43,532	44,036
Total book value per common share, end of period	23.26	23.27	21.70	22.11	22.42
Tangible book value per common share, end of period (2)(3)	22.84	22.82	21.23	21.60	21.89
Dividends per common share	0.18	0.18	0.18	0.18	0.18
Dividend payout ratio	N/M %	N/M %	40.56%	33.47%	28.98%

PERFORMANCE RATIOS (4)
Return on equity	(7.93)%	(0.60)%	7.91%	9.51%	11.31%
Operating return on equity (2)(3)	8.23	8.36	8.71	9.51	11.30
Return on tangible common equity (2)(3)	(7.73)	(0.24)	8.45	10.09	11.96
Operating return on tangible common equity (2)(3)	8.73	8.90	9.27	10.09	11.96
Return on assets	(0.69)	(0.05)	0.66	0.79	0.96
Operating return on assets (2)(3)	0.71	0.68	0.73	0.79	0.95
Net interest margin, FTE (5)	3.15	3.11	3.18	3.24	3.58
Efficiency ratio (3)	66.26	67.77	65.05	63.57	59.51

FINANCIAL DATA (in millions, end of period)
Total assets	$12,147	$12,431	$12,140	$12,090	$12,320
Total earning assets	11,430	11,705	11,400	11,370	11,615
Total loans	9,086	9,040	8,984	8,882	8,682
Total funding liabilities	10,826	11,140	10,906	10,864	11,093
Total deposits	9,883	10,633	9,981	10,068	10,068
Loans/deposits (%)	92%	85%	90%	88%	86%
Total accumulated other comprehensive (loss) net of tax, end of period	$(114)	$(143)	$(218)	$(186)	$(159)
Total shareholders' equity	1,010	1,012	951	973	995

ASSET QUALITY
Allowance for credit losses, (millions)	$107	$105	$103	$100	$98
Net charge-offs, (millions)	(4)	(4)	(5)	(6)	(7)
Net charge-offs (QTD annualized)/average loans	0.18%	0.20%	0.24%	0.26%	0.32%
Provision (benefit)/expense, (millions)	$6	$7	$8	$8	$9
Non-performing assets, (millions)	24	24	29	31	29
Non-performing loans/total loans	0.24%	0.24%	0.30%	0.32%	0.31%
Allowance for credit losses/non-performing loans	500	492	386	353	363
Allowance for credit losses/total loans	1.18	1.17	1.14	1.13	1.13

CAPITAL RATIOS
Risk weighted assets, (millions)(6)	$9,628	$9,552	$9,594	$9,523	$9,454
Common equity Tier 1 capital to risk weighted assets (6)	11.6%	12.0%	12.1%	12.1%	12.1%
Tier 1 capital leverage ratio (6)	9.5	9.6	9.8	9.6	9.9
Tangible common shareholders' equity/tangible assets (3)	8.2	8.0	7.7	7.9	7.9

(1)	All financial tables presented are unaudited.
(2)	Reconciliations of non-GAAP financial measures, including all references to operating and tangible amounts, start on page 12.
(3)	Non-GAAP financial measure. Operating measurements are non-GAAP financial measures that are adjusted to exclude net non-operating charges primarily related to acquisitions and restructuring activities. See page 13 for reconciliations of non-GAAP financial measures.
(4)	All performance ratios are annualized and are based on average balance sheet amounts, where applicable.
(5)	Fully taxable equivalent considers the impact of tax advantaged investment securities and loans.
(6)	Presented as projected for March 31, 2024 and actual for the remaining periods.

CONSOLIDATED BALANCE SHEETS

	March 31,	December 31,	March 31,
(in thousands)	2024	2023	2023
Assets
Cash and due from banks	$111,676	$148,148	$121,589
Short-term investments	1,082,019	1,055,096	884,973
Total cash and cash equivalents	1,193,695	1,203,244	1,006,562

Trading securities, at fair value	5,909	6,142	6,584
Equity securities, at fair value	12,823	13,029	13,072
Securities available for sale, at fair value	625,857	1,022,285	1,407,271
Securities held to maturity, at amortized cost	531,820	543,351	574,606
Federal Home Loan Bank stock	20,522	22,689	44,245
Total securities	1,196,931	1,607,496	2,045,778
Less: Allowance for credit losses on investment securities	(61)	(68)	(71)
Net securities	1,196,870	1,607,428	2,045,707

Loans held for sale	6,345	2,237	1,906

Commercial real estate loans	4,593,692	4,527,012	4,231,510
Commercial and industrial loans	1,384,591	1,352,834	1,553,340
Residential mortgages	2,677,046	2,672,677	2,369,614
Consumer loans	430,424	487,163	527,503
Total loans	9,085,753	9,039,686	8,681,967
Less: Allowance for credit losses on loans	(107,331)	(105,357)	(97,991)
Net loans	8,978,422	8,934,329	8,583,976

Premises and equipment, net	57,832	68,915	78,710
Other intangible assets	18,460	19,664	23,279
Other assets	611,967	584,066	571,616
Assets held for sale	83,020	10,938	8,220
Total assets	$12,146,611	$12,430,821	$12,319,976

Liabilities and shareholders' equity
Non-interest bearing deposits	$2,261,794	$2,469,164	$2,650,937
NOW and other deposits	793,492	858,644	959,417
Money market deposits	3,411,672	3,565,516	3,274,630
Savings deposits	1,010,630	1,053,810	1,069,915
Time deposits	2,405,384	2,686,250	2,112,646
Total deposits	9,882,972	10,633,384	10,067,545

Federal Home Loan Bank advances	337,169	385,223	904,395
Subordinated borrowings	121,425	121,363	121,176
Total borrowings	458,594	506,586	1,025,571

Other liabilities	297,663	278,630	231,380
Liabilities held for sale	497,459	-	-
Total liabilities	11,136,688	11,418,600	11,324,496

Common shareholders' equity	1,009,923	1,012,221	995,480
Total shareholders' equity	1,009,923	1,012,221	995,480
Total liabilities and shareholders' equity	$12,146,611	$12,430,821	$12,319,976

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended
	March 31,
(in thousands, except per share data)	2024	2023
Interest income	$152,006	$132,316
Interest expense	63,866	34,783
Net interest income, non FTE	88,140	97,533
Non-interest income
Deposit related fees	8,305	8,311
Loan related fees	2,663	2,469
Gain on SBA loans	1,699	2,494
Wealth management fees	2,884	2,739
Fair value adjustments on securities	(115)	234
Other	1,874	359
Total non-interest income excluding sales of AFS securities	17,310	16,606
(Loss) on sale of AFS securities	(49,909)	-
Total non-interest income	(32,599)	16,606
Total net revenue	55,541	114,139

Provision expense for credit losses	6,000	8,999
Non-interest expense
Compensation and benefits	40,735	39,071
Occupancy and equipment	8,698	9,379
Technology	9,904	9,471
Professional services	2,676	3,277
Regulatory expenses	1,845	1,426
Amortization of intangible assets	1,205	1,205
Marketing	1,116	1,208
Merger, restructuring and other non-operating expenses	3,617	(36)
Other expenses	6,224	6,954
Total non-interest expense	76,020	71,955
Total non-interest expense excluding non-operating expenses	72,403	71,991

(Loss)/income before income taxes	$(26,479)	$33,185
Income tax (benefit)/expense	(6,291)	5,548
Net (loss)/income	$(20,188)	$27,637

Basic (loss)/earnings per common share	$(0.47)	$0.63
Diluted (loss)/earnings per common share	$(0.47)	$0.63

Weighted average shares outstanding:
Basic	42,777	43,693
Diluted	43,028	44,036

CONSOLIDATED STATEMENTS OF OPERATIONS (5 Quarter Trend)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(in thousands, except per share data)	2024	2023	2023	2023	2023
Interest income	$152,006	$150,537	$148,021	$145,425	$132,316
Interest expense	63,866	62,116	57,687	52,666	34,783
Net interest income, non FTE	88,140	88,421	90,334	92,759	97,533
Non-interest income
Deposit related fees	8,305	8,481	8,792	8,571	8,311
Loan related fees	2,663	2,058	2,879	3,189	2,469
Gain on SBA loans	1,699	2,382	2,548	2,910	2,494
Wealth management fees	2,884	2,394	2,481	2,583	2,739
Fair value adjustments on securities	(115)	768	(467)	(22)	234
Other	1,874	591	1,232	(137)	359
Total non-interest income excluding sales of AFS securities	17,310	16,674	17,465	17,094	16,606
Loss on sale of AFS securities	(49,909)	(25,057)	-	-	-
Total non-interest income	(32,599)	(8,383)	17,465	17,094	16,606
Total net revenue	55,541	80,038	107,799	109,853	114,139

Provision expense for credit losses	6,000	7,000	8,000	8,000	8,999
Non-interest expense
Compensation and benefits	40,735	40,095	40,155	39,960	39,071
Occupancy and equipment	8,698	8,553	8,816	8,970	9,379
Technology	9,904	11,326	10,616	10,465	9,471
Professional services	2,676	3,417	2,423	2,526	3,277
Regulatory expenses	1,845	1,854	1,905	1,834	1,426
Amortization of intangible assets	1,205	1,205	1,205	1,205	1,205
Marketing	1,116	1,107	1,552	1,510	1,208
Merger, restructuring and other non-operating expenses	3,617	3,669	2,607	21	(36)
Other expenses	6,224	7,766	7,234	7,557	6,954
Total non-interest expense	76,020	78,992	76,513	74,048	71,955
Total non-interest expense excluding non-operating expenses	72,403	75,323	73,906	74,027	71,991

(Loss)/income before income taxes	$(26,479)	$(5,954)	$23,286	$27,805	$33,185
Income tax (benefit)/expense	(6,291)	(4,509)	3,741	3,944	5,548
Net (loss)/income	$(20,188)	$(1,445)	$19,545	$23,861	$27,637

Diluted (loss)/earnings per common share	$(0.47)	$(0.03)	$0.45	$0.55	$0.63

Weighted average shares outstanding:
Basic	42,777	42,852	43,164	43,443	43,693
Diluted	43,028	43,101	43,347	43,532	44,036

AVERAGE BALANCES AND AVERAGE YIELDS AND COSTS

	Quarters Ended
	March 31, 2024			December 31, 2023			March 31, 2023
(in millions)	Average Balance	Interest (1)	Average Yield/Rate	Average Balance	Interest (1)	Average Yield/Rate	Average Balance	Interest (1)	Average Yield/Rate
Assets
Commercial real estate	$4,553	$75	6.53%	$4,469	$74	6.45%	$4,166	$61	5.88%
Commercial and industrial loans	1,355	26	7.64	1,367	26	7.60	1,527	26	6.92
Residential mortgages	2,668	29	4.15	2,656	27	4.06	2,283	21	3.70
Consumer loans	465	8	7.24	498	9	7.31	539	10	7.24
Total loans	9,041	138	6.04	8,990	136	5.97	8,515	118	5.57
Securities (2)	1,726	10	2.38	2,080	12	2.40	2,261	13	2.23
Short-term investments and loans held for sale	489	6	5.07	350	4	4.22	313	3	4.24
New York branch loans held for sale (3)	18	0	5.72	-	-	-	-	-	-
Total earning assets	11,274	154	5.44	11,420	152	5.26	11,089	134	4.85
Goodwill and other intangible assets	19			20			24
Other assets	462			422			456
Total assets	$11,755			$11,862			$11,569

Liabilities and shareholders' equity
Non-interest-bearing demand deposits	$2,348	$-	-%	$2,488	$-	-%	$2,706	$-	-%
NOW and other	799	3	1.37	833	3	1.38	1,456	6	1.64
Money market	3,083	25	3.25	2,995	23	3.08	2,659	10	1.59
Savings	1,038	3	0.97	1,062	2	0.90	1,047	-	0.10
Time	2,561	26	4.07	2,558	25	3.77	1,808	10	2.13
Total deposits	9,829	57	2.29	9,936	53	2.11	9,676	26	1.09
Borrowings (4)	504	7	5.52	668	9	5.45	688	9	5.06
New York branch non-interest-bearing deposits held for sale (3)	30	-	-	-	-	-	-	-	-
New York branch interest-bearing deposits held for sale (3)	119	1	2.75	-	-	-	-	-	-
Total funding liabilities	10,482	65	2.45	10,604	62	2.32	10,364	35	1.36

Other liabilities	255			292			227
Total liabilities	10,737			10,896			10,591

Common shareholders' equity (5)	1,018			966			978
Total shareholders' equity	1,018			966			978
Total liabilities and shareholders' equity	$11,755			$11,862			$11,569
Net interest margin, FTE			3.15			3.11			3.58

Supplementary data
Net Interest Income, non FTE	88.140			88.421			97.533
FTE income adjustment	2.006			2.021			1.908
Net Interest Income, FTE	90.146			90.442			99.441

(1) Interest income and expense presented on a fully taxable equivalent basis.

(2) Average balances for securities available-for-sale are based on amortized cost.

(3) New York branch loans and deposits moved to held for sale on March 4, 2024.

(4) Average balances for borrowings includes financing lease obligations which is presented under other liabilities on the consolidated balance sheet.

(5) Unrealized gains and losses, net of tax, are included in average equity. Prior period balances and financial metrics have been updated to reflect current presentation.

ASSET QUALITY ANALYSIS

	At or for the Quarters Ended
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(in thousands)	2024	2023	2023	2023	2023
NON-PERFORMING ASSETS
Commercial real estate	$4,762	$4,453	$5,288	$1,509	$2,546
Commercial and industrial loans	9,174	8,712	11,028	15,597	12,155
Residential mortgages	5,992	6,404	8,060	8,722	9,442
Consumer loans	1,526	1,838	2,260	2,560	2,848
Total non-performing loans	21,454	21,407	26,636	28,388	26,991
Repossessed assets	2,689	2,601	2,548	2,549	2,462
Total non-performing assets	$24,143	$24,008	$29,184	$30,937	$29,453

Total non-performing loans/total loans	0.24%	0.24%	0.30%	0.32%	0.31%
Total non-performing assets/total assets	0.20%	0.19%	0.24%	0.26%	0.24%

PROVISION AND ALLOWANCE FOR CREDIT LOSSES ON LOANS
Balance at beginning of period	$105,357	$102,792	$100,219	$97,991	$96,270
Adoption of ASU No. 2022-02	-	-	-	-	(401)
Balance after adoption of ASU No. 2022-02	105,357	102,792	100,219	97,991	95,869
Charged-off loans	(5,636)	(6,891)	(6,744)	(7,686)	(7,936)
Recoveries on charged-off loans	1,610	2,456	1,317	1,914	1,059
Net loans charged-off	(4,026)	(4,435)	(5,427)	(5,772)	(6,877)
Provision (benefit)/expense for loan credit losses	6,000	7,000	8,000	8,000	8,999
Balance at end of period	$107,331	$105,357	$102,792	$100,219	$97,991

Allowance for credit losses/total loans	1.18%	1.17%	1.14%	1.13%	1.13%
Allowance for credit losses/non-performing loans	500%	492%	386%	353%	363%

NET LOAN CHARGE-OFFS
Commercial real estate	$292	$316	$97	$664	$122
Commercial and industrial loans	(1,772)	(2,309)	(3,345)	(4,146)	(5,695)
Residential mortgages	98	55	23	(143)	305
Home equity	193	83	208	126	16
Other consumer loans	(2,837)	(2,580)	(2,410)	(2,273)	(1,625)
Total, net	$(4,026)	$(4,435)	$(5,427)	$(5,772)	$(6,877)

Net charge-offs (QTD annualized)/average loans	0.18%	0.20%	0.24%	0.26%	0.32%
Net charge-offs (YTD annualized)/average loans	0.18%	0.26%	0.28%	0.29%	0.32%

DELINQUENT AND NON-PERFORMING LOANS	Balance	Percent of Total Loans	Balance	Percent of Total Loans	Balance	Percent of Total Loans	Balance	Percent of Total Loans	Balance	Percent of Total Loans
30-89 Days delinquent	$27,682	0.30%	$22,140	0.24%	$18,700	0.21%	$15,147	0.17%	$14,210	0.16%
90+ Days delinquent and still accruing	5,882	0.06%	5,537	0.06%	5,744	0.06%	7,812	0.09%	6,937	0.08%
Total accruing delinquent loans	33,564	0.36%	27,677	0.30%	24,444	0.27%	22,959	0.26%	21,147	0.24%
Non-performing loans	21,454	0.24%	21,407	0.24%	26,636	0.30%	28,399	0.32%	26,991	0.31%
Total delinquent and non-performing loans	$55,018	0.60%	$49,084	0.54%	$51,080	0.57%	$51,358	0.58%	$48,138	0.55%

NON-GAAP FINANCIAL MEASURES

This document contains certain non-GAAP financial measures in addition to results presented in accordance with Generally Accepted Accounting Principles (“GAAP”). These non-GAAP measures are intended to provide the reader with additional supplemental perspectives on operating results, performance trends, and financial condition. Non-GAAP financial measures are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. A reconciliation of non-GAAP financial measures to GAAP measures is provided below. In all cases, it should be understood that non-GAAP measures do not depict amounts that accrue directly to the benefit of shareholders. An item which management excludes when computing non-GAAP operating earnings can be of substantial importance to the Company’s results for any particular quarter or year. The Company’s non-GAAP operating earnings information set forth is not necessarily comparable to non- GAAP information which may be presented by other companies. Each non-GAAP measure used by the Company in this report as supplemental financial data should be considered in conjunction with the Company’s GAAP financial information.

The Company utilizes the non-GAAP measure of operating earnings in evaluating operating trends, including components for operating revenue and expense. These measures exclude amounts which the Company views as unrelated to its normalized operations. These items primarily include restructuring costs. Restructuring costs generally consist of costs and losses associated with the disposition of assets and liabilities and lease terminations, including costs related to branch consolidations.

The Company also calculates operating earnings per share based on its measure of operating earnings and diluted common shares. The Company views these amounts as important to understanding its operating trends, particularly due to the impact of accounting standards related to merger and acquisition activity. Analysts also rely on these measures in estimating and evaluating the Company’s performance. Adjustments in 2024 were primarily related to branch sales and loss on sale of AFS securities. Adjustments in 2023 were primarily related to branch consolidations, severance charges related to a workforce reduction, and loss on sale of AFS securities.

Management believes that the computation of non-GAAP operating earnings and operating earnings per share may facilitate the comparison of the Company to other companies in the financial services industry. The Company also adjusts certain equity related measures to exclude intangible assets due to the importance of these measures to the investment community.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND SUPPLEMENTARY DATA

		At or for the Quarters Ended
		March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
(in thousands)		2024	2023	2023	2023	2023
Total non-interest income		$(32,599)	$(8,383)	$17,465	$17,094	$16,606
Adj: Loss on sale of AFS securities		49,909	25,057	-	-	-
Total operating non-interest income (1)		$17,310	$16,674	$17,465	$17,094	$16,606

Total revenue	(A)	$55,541	$80,038	$107,799	$109,853	$114,139
Adj: Loss on sale of AFS securities		49,909	25,057	-	-	-
Total operating revenue (1)	(B)	$105,450	$105,095	$107,799	$109,853	$114,139

Total non-interest expense	(C)	$76,020	$78,992	$76,513	$74,048	$71,955
Adj: Merger, restructuring and other non-operating expenses		(3,617)	(3,669)	(2,607)	(21)	36
Operating non-interest expense (1)	(D)	$72,403	$75,323	$73,906	$74,027	$71,991

Pre-tax, pre-provision net revenue (PPNR)	(A-C)	$(20,479)	$1,046	$31,286	$35,805	$42,184
Operating pre-tax, pre-provision net revenue (PPNR) (1)	(B-D)	33,047	29,772	33,893	35,826	42,148

Net (loss)/income		$(20,188)	$(1,445)	$19,545	$23,861	$27,637
Adj: Loss on sale of AFS securities		49,909	25,057	-	-	-
Adj: Restructuring expense and other non-operating expenses		3,617	3,669	2,607	21	(36)
Adj: Income taxes (expense)/benefit		(12,404)	(7,091)	(636)	(4)	7
Total operating income (1)	(E)	$20,934	$20,190	$21,516	$23,878	$27,608

(in millions, except per share data)
Total average assets	(F)	$11,755	$11,862	$11,860	$12,057	$11,569
Total average shareholders' equity	(G)	1,018	966	988	1,004	978
Total average tangible shareholders' equity (1)	(I)	999	946	967	981	954
Total accumulated other comprehensive (loss) net of tax, end of period		(114)	(143)	(218)	(186)	(159)
Total tangible shareholders' equity, end of period (1)	(K)	991	993	930	951	972
Total tangible assets, end of period (1)	(L)	12,128	12,411	12,119	12,068	12,297

Total common shares outstanding, end of period (thousands)	(M)	43,415	43,501	43,822	44,033	44,411
Average diluted shares outstanding (thousands)	(N)	43,028	43,101	43,347	43,532	44,036

Earnings per common share, diluted (1)		$(0.47)	$(0.03)	$0.45	$0.55	$0.63
Operating earnings per common share, diluted (1)	(E/N)	0.49	0.47	0.50	0.55	0.63
Tangible book value per common share, end of period (1)	(K/M)	22.84	22.82	21.23	21.60	21.89
Total tangible shareholders' equity/total tangible assets (1)	(K/L)	8.17	8.00	7.68	7.88	7.91

Performance ratios (2)
Return on equity		(7.93)%	(0.60)	7.91%	9.51%	11.31%
Operating return on equity (1)	(E/G)	8.23	8.36	8.71	9.51	11.30
Return on tangible common equity (1)(3)		(7.73)	(0.24)	8.45	10.09	11.96
Operating return on tangible common equity (1)(3)	(E+Q)/(I)	8.73	8.90	9.27	10.09	11.96
Return on assets		(0.69)	(0.05)	0.66	0.79	0.96
Operating return on assets (1)	(E/F)	0.71	0.68	0.73	0.79	0.95
Efficiency ratio (1)(6)	(D-Q)/(B+O+R)	66.26	67.77	65.05	63.57	59.51

Supplementary data (in thousands)
Tax benefit on tax-credit investments (4)	(O)	N/M	$2,252	$1,979	$2,735	$2,897
Non-interest income tax-credit investments amortization (5)	(P)	N/M	(2,060)	(1,463)	(2,210)	(2,285)
Net income on tax-credit investments	(O+P)	N/M	193	516	525	612
Effective tax rate		23.8%	75.7%	16.1%	14.2%	16.7%

Intangible amortization	(Q)	$1,205	$1,205	$1,205	$1,205	$1,205
Fully taxable equivalent income adjustment	(R)	2,006	2,021	1,980	1,962	1,908

(1) Non-GAAP financial measure.
(2) Ratios are annualized and based on average balance sheet amounts, where applicable. Quarterly data may not sum to year-to-date data due to rounding.
(3) Amortization of intangible assets is adjusted assuming a 27% marginal tax rate.
(4) The tax benefit is the direct reduction to the income tax provision due to tax credit investments.
(5) The non-interest income amortization is the reduction to the tax-advantaged investments and are incurred as the tax credits are generated.
(6) As of January 1, 2024, the Company elected the proportional amortization method for certain tax credits eliminating the need to adjust the efficiency ratio for tax credit impacts.